UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016

I-WELLNESS MARKETING GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-1514324	46-0520633
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3651 LINDELL RD., STE D612

LAS VEGAS, NV 89103

(Address of principal executive offices)

.

MONARCHY VENTURES INC.

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 20, 2016, the Company completed a merger with I-Wellness Marketing Group, Inc., a wholly owned subsidiary incorporated in the State of Nevada. This resulted in a corporate name change of the Company to “I-Wellness Marketing Group, Inc.”. This corporate action was approved by the Company’s Board of Directors as authorized by Nevada corporate law. The corporate name change effected by the merger was effective on February 11, 2016 upon final approval by FINRA which was granted on February 9, 2016.  The Company’s new trading symbol will be “IWMG”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 11, 2016

I-Wellness Marketing Group, Inc.

By:	/s/ Timothy J. Ferguson
Timothy J. Ferguson President (Principal Executive Officer)

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